Exhibit 21

SUBSIDIARIES OF REGISTRANT

HOME PROPERTIES, INC. OWNS INTEREST IN:	STATE OF
FORMATION
Home Properties, L.P.	New York
Home Properties Trust	Maryland
Home Properties I, LLC	New York
Home Properties II, LLC	New York
Home Properties Fentil, Inc.	Maryland
Home Properties Fenland Field, LLC	New York
Home Properties Florida Management, Inc.	Florida

HOME PROPERTIES, L.P. OWNS AN INTEREST IN:
CORPORATIONS:	STATE OF
FORMATION
Home Properties Resident Services, Inc.
(formerly Conifer Realty Corporation)	Maryland
Hampton Village Property Owners Association, Inc.	Florida

PARTNERSHIPS:	STATE OF
FORMATION
Home Properties Bittersweet, L.P.	New York
Home Properties Dunfield Townhomes, LLLP	Maryland
Home Properties Gateway Village Limited Partnership	Maryland
Home Properties Marshfield, L.P.	New York
Home Properties Woodleaf, L.P.	Delaware
Monica Place Associates	New York
Sherry Lake Associates	New York
Valley Park South Partnership	New York

LIMITED LIABILITY COMPANIES:	STATE OF
FORMATION
Arsenal Street Fee Holding, LLC	New York
Arsenal Street Leasehold Holding, LLC	New York
Barrington Gardens, LLC	New Jersey
Century Investors, LLC	New York
The Colony of Home Properties, LLC	New York
Curren Terrace, L.L.C.	New York
Dunedin, LLC	Indiana
Dunedin I, LLC	Indiana
Dunedin II, LLC	Indiana
Hackensack Gardens Apartments, LLC	New Jersey
Hampton Lakes Associates, LLC	Florida
Hampton Lakes II Associates, LLC	Florida
Hampton Place Joint Venture, LLC	Florida
Home Properties 1200 East West, LLC	Maryland
Home Properties Apple Hill, LLC	New York
Home Properties Bari Manor, LLC	New York
Home Properties Bayview Colonial, LLC	New York
Home Properties Beverly, LLC	Massachusetts
Home Properties Blackhawk, LLC	New York
Home Properties Bonnie Ridge LLC	Maryland
Home Properties Braddock Lee, LLC	New York
Home Properties Broadlawn, LLC	New York
Home Properties Brooke, LLC	New York
Home Properties Cambridge Village, LLC	New York
Home Properties Canterbury No. 1, LLC	Maryland
Home Properties Canterbury No. 2, LLC	Maryland
Home Properties Canterbury No. 3, LLC	Maryland
Home Properties Canterbury No. 4, LLC	Maryland
Home Properties Castle Club, LLC	New York
Home Properties Channel Townhomes, LLC	Maryland
Home Properties Chatham Hill, LLC	New York
Home Properties Cider Mill, LLC	Maryland
Home Properties Cinnamon Run I, LLC	Maryland
Home Properties Cinnamon Run II, LLC	Maryland
Home Properties Cobblestone, LLC	Virginia
Home Properties Colonies, LLC	New York
Home Properties Country Village LLC	Maryland
Home Properties Courtyard Village, LLC	New York
Home Properties Cove Townhomes, LLC	Maryland
Home Properties Cypress Place LLC	New York
Home Properties of Devon, LLC	New York
Home Properties Elmwood Terrace, LLC	Maryland
Home Properties Falcon Crest Townhouses, LLC	Maryland
Home Properties Falkland Chase, LLC	Delaware
Home Properties Fox Hall 1, LLC	Maryland
Home Properties Fox Hall 2, LLC	Maryland
Home Properties Fox Hall 3, LLC	Maryland
Home Properties Fox Hall 4, LLC	Maryland
Home Properties Fox Hall 5, LLC	Maryland
Home Properties Gardencrest, LLC	New York
Home Properties Golf Club, LLC	New York
Home Properties Hauppauge, LLC	New York
Home Properties Hawthorne, LLC	New York
Home Properties Heights MA, LLC	New York
Home Properties Heritage Square, LLC	New York
Home Properties Heritage Woods, LLC	Maryland
Home Properties Highland House, LLC	New York
Home Properties Holiday Square, LLC	New York
Home Properties Hudson View, LLC	New York
Home Properties Huntington Metro, LLC	Virginia
Home Properties Lake Grove, LLC	New York
Home Properties Lakeshore, LLC	New York
Home Properties Lakeview, LLC	New York
Home Properties Liberty Commons, LLC	New York
Home Properties Liberty Place, LLC	New York
Home Properties Lighthouse Townhomes, LLC	Maryland
Home Properties Manor, LLC	New York
Home Properties Mansion House, LLC	New York
Home Properties Maple Lane I, LLC	New York
Home Properties Maple Lane II, LLC	New York
Home Properties Maryland, LLC	Maryland
Home Properties Maryland II, LLC	Maryland
Home Properties Maryland III, LLC	Maryland
Home Properties Maryland IV, LLC	Maryland
Home Properties Maryland V, LLC	Maryland
Home Properties Maryland VI, LLC	Maryland
Home Properties Maryland VII, LLC	Maryland
Home Properties Maryland VIII, LLC	Maryland
Home Properties Maryland IX, LLC	Maryland
Home Properties Maryland XI, LLC	Maryland
Home Properties Maryland XII, LLC	Maryland
Home Properties Maryland XIII, LLC	Maryland
Home Properties Maryland XIV, LLC	Maryland
Home Properties Maryland XV, LLC	Maryland
Home Properties Maryland XVI, LLC	Maryland
Home Properties Maryland XVII, LLC	Maryland
Home Properties Maryland XVIII, LLC	Maryland
Home Properties Maryland XIX, LLC	Maryland
Home Properties Maryland XX, LLC	Maryland
Home Properties Maryland XXI, LLC	Maryland
Home Properties Meadows MA, LLC	New York
Home Properties Mid-Island, LLC	New York
Home Properties Morningside Heights LLC	Maryland
Home Properties Morningside North, LLC	Maryland
Home Properties Morningside Six, LLC	Maryland
Home Properties Mount Vernon, LLC	Virginia
Home Properties Muncy, LLC	New York
Home Properties North Plainfield, LLC	New York
Home Properties Orleans Village, LLC	New York
Home Properties Owings Run 1, LLC	Maryland
Home Properties Owings Run 2, LLC	Maryland
Home Properties Patricia Gardens, LLC	New York
Home Properties Peppertree I, LLC	Maryland
Home Properties Peppertree II, LLC	Maryland
Home Properties Peppertree III, LLC	Maryland
Home Properties Pleasure Bay, LLC	New York
Home Properties Racquet Club East, LLC	New York
Home Properties Regency Club, LLC	New York
Home Properties Ridgeview Chase, LLC	Maryland
Home Properties Ripley Street, LLC	Maryland
Home Properties Saddle Brooke, LLC	Maryland
Home Properties Sandalwood, LLC	New York
Home Properties Sayville, LLC	New York
Home Properties Selford Townhouses, LLC	Maryland
Home Properties Seminary Hills, LLC	Virginia
Home Properties Seminary Towers, LLC	Virginia
Home Properties Sherry Lake, LLC	New York
Home Properties Sherwood, LLC	New York
Home Properties Sherwood Gardens, LLC	New York
Home Properties South Bay Manor, LLC	New York
Home Properties Southern Meadows, LLC	New York
Home Properties Sparta Green, LLC	New York
Home Properties Stoughton, LLC	New York
Home Properties Stratford Greens, LLC	New York
Home Properties Sunset Gardens, LLC	New York
Home Properties Sycamores, LLC	New York
Home Properties Tamarron, LLC	Maryland
Home Properties Timbercroft I, LLC	Maryland
Home Properties Timbercroft III, LLC	Maryland
Home Properties Topfield, LLC	Maryland
Home Properties Trexler Park, LLC	New York
Home Properties Trexler Park West, LLC	New York
Home Properties Village Square, LLC	Maryland
Home Properties Virginia Village, LLC	Virginia
Home Properties Wellington Trace Apartments, LLC	Maryland
Home Properties Westchester West, LLC	Maryland
Home Properties Westwood Village, LLC	New York
Home Properties William Henry, LLC	New York
Home Properties William Henry II, LLC	New York
Home Properties William Henry III, LLC	New York
Home Properties Windsor, LLC	New York
Home Properties WMF I, LLC	New York
Home Properties Woodholme Manor, LLC	Maryland
Home Properties Woodmont Village, LLC	New York
Home Properties Yorkshire Village, LLC	New York
Jacob Ford Village, LLC	New Jersey
Parkview Gardens Associates, LLC	New York
Royal Gardens Associates LLC	New York

HOME PROPERTIES RESIDENT SERVICES, INC.
OWNS AN INTEREST IN
Briggs Wedgewood, Inc.	New York

BRIGGS WEDGEWOOD, INC.
OWNS AN INTEREST IN
Briggs Wedgewood Associates, L.P.	New York